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Exhibit 10.20

BE RESOURCES INC.

STOCK OPTION AGREEMENT

        THIS STOCK OPTION AGREEMENT (the "Agreement") is made and entered into as of December 7, 2007 (the "Date of Grant"), by and between BE Resources Inc., a Colorado corporation (the "Corporation"), and                                    (the "Optionee").

WITNESSETH:

        WHEREAS, on December 7, 2007, the Board of Directors determined that the Optionee should receive an option to purchase shares of the Corporation's Common Stock pursuant to the Corporation's Stock Option Plan (the "Plan") in order to provide the Optionee with an opportunity for investment in the Corporation and additional incentive to pursue the success of the Corporation, said option to be for the number of shares, at the price per share and on the terms set forth in this Agreement; and

        WHEREAS, the Optionee desires to receive an option on the terms and conditions set forth in this Agreement; and

        WHEREAS, the Optionee understands that any option granted pursuant to this Agreement is subject to the terms of the Plan and Optionee acknowledges receipt of a copy of the Plan, which is attached hereto and incorporated herein by reference as Exhibit A.

        NOW, THEREFORE, the parties agree as follows:

1.    Grant of Option.    The Corporation hereby grants to Optionee, as a matter of separate agreement and not in lieu of cash payment for service, the right and option (the "Option") to purchase all or any part of an aggregate of 800,000 shares (the "Options"), if and when vested as described below, of reserved authorized and unissued no par value Common Stock of the Corporation (the "Option Shares") pursuant to the terms and conditions set forth in this Agreement.

2.    Option Price.    At any time when shares are to be purchased pursuant to the Option, the purchase price for each Option Share shall be CAD $0.25 (the "Option Price").

3.    Option Vesting.    The first 25% of the Options shall be immediately vested; an additional 25% of the Options shall vest on that date which is six months after the Date of Grant, a further additional 25% of the Options shall vest on that date which is twelve months after the Date of Grant, and the final 25% of the Options shall vest on that date which is eighteen months after the Date of Grant (each date a "Vesting Date"), in each case provided that the Optionee is still employed by, a director of, or providing services to, the Corporation as a consultant on the Vesting Date.

4.    Option Period.

  (a)
  The Option period shall commence as of the Date of Grant and shall terminate five years from the Date of Grant, unless terminated earlier as provided in this Agreement.

  (b)
  Any Option held by an Optionee at the time of his death, to the extent it is otherwise exercisable, may be exercised by his estate, subject to any limitation otherwise applicable to such Option, only within one year of his death.

  (c)
  Except as otherwise set forth in the Plan, if an Optionee, for any reason other than the Optionee's death, ceases to be employed by, a consultant for, or a director of, either the Corporation or a subsidiary of the Corporation, any Option held by the Optionee at the time Optionee ceases to be an employee, consultant or director may be exercised within 90-days after the date of such cessation, but only to the extent that the Option was exercisable according to its terms on the date of such cessation. After such 90-day period, any unexercised portion of an Option shall expire.

5.    Exercise of Option.

  (a)
  The Option may be exercised, in whole or in part, by delivering to the Corporation:

  (i)
  a Notice and Agreement of Exercise of Option, substantially in the form attached hereto as Exhibit B, specifying the number of Option Shares with respect to which the Option is exercised; and

  (ii)
  full payment of the Option Price for such shares, in cash.

  (b)
  Notwithstanding the foregoing, an Option may not be exercised in part unless the purchase price of the Option Shares purchased is at least CAD $1,000.00.

  (c)
  Promptly upon receipt of the Notice and Agreement of Exercise of Option and full payment of the Option Price by the Optionee (including payment or provision for payment of any applicable withholding or other tax), the Corporation shall deliver to the Optionee a properly executed certificate or certificates representing the Option Shares being purchased.

  (d)
  As a condition to delivery of a certificate representing the Option Shares, Optionee may be required to: (i) execute and deliver to the Corporation a Form W-9 (United States Department of Treasury, Internal Revenue Service) providing a taxpayer identification number and stating whether Optionee is subject to back-up withholding; and/or (ii) execute any and all documents that may be required under the laws of Canada, the United States, state blue sky laws, or by other securities laws, regulations, or appropriate regulatory agencies. The Corporation shall be entitled to require advance payment of any withholding taxes by Optionee or shall withhold a number of shares equal to any required withholding, at its sole option.

6.    Securities Laws Requirements.

  (a)
  No Option Shares shall be issued unless and until, in the opinion of the Corporation, any applicable registration requirements of the United States Securities Act of 1933, any applicable listing requirements of any securities exchange on which stock of the same class is listed, and any other requirements of law or any regulatory bodies having jurisdiction over such issuance and delivery have been fully complied with.

  (b)
  Pursuant to the terms of the Notice and Agreement of Exercise of Option that shall be delivered to the Corporation upon each exercise of the Option, the Optionee shall acknowledge, represent, warrant and agree as follows:

  (i)
  All Option Shares shall be acquired solely for the account of the Optionee for investment purposes only and with no view to their resale or other distribution of any kind; and

  (ii)
  No Option Share shall be sold or otherwise distributed in violation of the Securities Act of 1933 or any other applicable securities laws.

  (c)
  Optionee understands that the Corporation is under no obligation to register the Option Shares under the Securities Act of 1933, as amended (the "Act") and that in the absence of any such registration, the Option Shares cannot be sold unless they are sold pursuant to an exemption from registration under the Act. The Optionee understands that in the absence of registration, the certificate representing the Option Shares shall bear a legend restricting the underlying shares from transfer in accordance with the Act. The Corporation is under no obligation to comply, or to assist the Optionee in complying with any exemption from such registration requirements, including supplying the Optionee with any information necessary to permit routine sales of the Stock under Rule 144 of the Securities and Exchange Commission. Optionee also understands that with respect to Rule 144, routine sales of securities made in reliance upon such Rule can only be made in limited amounts in accordance with the terms

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    and conditions of the Rule, and that in cases in which the Rule is inapplicable, compliance with either Regulation A or another disclosure exemption under the Act will be required. Thus, the Option Shares will have to be held indefinitely in the absence of registration under the Act or an exemption from registration.

  (d)
  The Optionee fully understands that the Option Shares have not been registered under the Act and that they will be issued in reliance upon an exemption, which is available only if Optionee acquires such shares for investment and not with a view to distribution. Optionee is familiar with the phrase "acquired for investment and not with a view to distribution" as it relates to the Act and the special meaning given to such term in various releases of the Securities and Exchange Commission.

7.    Transferability of Option.    The Option shall not be transferable except by will or the laws of descent and distribution, and any attempt to do so shall void the Option.

8.    Adjustment.    As set forth in the Plan, the aggregate number and kind of shares available under the Plan and the exercise price therefor shall be subject to adjustment by the Board in the event of a reclassification, recapitalization, stock split, stock dividend, merger, consolidation, combination or other change in the corporate structure of the Corporation occurring after the date of grant of any Options.

9.    Privilege of Ownership.    Optionee shall not have any of the rights of a shareholder with respect to the shares covered by the Option except to the extent that one or more certificates for such shares shall be delivered to him upon exercise of the Option.

10.    Notices.    Any notices required or permitted to be given under this Agreement shall be in writing and shall be addressed to the party to be notified as shown below:

Corporation:	BE Resources Inc. 107 Hackney Cr., Box 684 Elephant Butte, NM 87935
Optionee:	At the address listed below his name on the last page of this Agreement.

Any party may change its address for purposes of this paragraph by giving the other party written notice of the new address in the manner set forth above.

11.    General Provisions.    This instrument: (a) contains, along with the Plan, the entire agreement among the parties, (b) may not be amended nor may any rights hereunder be waived except by an instrument in writing signed by the parties sought to be charged with such amendment or waiver, (c) shall be constructed in accordance with, and governed by, the laws of the State of Colorado, (d) shall be binding upon and shall inure to the benefit of the parties and their respective personal representatives and assigns, except as above set forth, (e) may be executed in several counterparts and by facsimile each of which shall be deemed an original but all of which taken together shall constitute one and the same instrument, and (f) shall be subject to the provisions of the Plan, which Plan provisions shall govern if they conflict with any terms herein and any variations thereof shall be deemed to refer to the masculine, feminine or neuter, singular or plural as the identity of the parties hereto may require. Capitalized terms in this Agreement that are not defined shall have the meaning set forth in the Plan.

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IN WITNESS WHEREOF, the parties have executed this Agreement on the dates set forth below, to be effective as of the date and year first above written.

BE RESOURCES INC.
Date:	By:
OPTIONEE
Date:	By:
Name:
Address:

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EXHIBIT A

BE Resources Inc. Stock Option Plan

BE RESOURCES INC.

STOCK OPTION PLAN

SECTION 1
PURPOSE AND SCOPE

1.1
The purpose of this Stock Option Plan is to provide a means whereby BE Resources Inc., a Colorado corporation (the "Corporation"), may attract able persons to remain in or to enter the employ of the Corporation or a Subsidiary of the Corporation and to provide a means whereby those employees, officers, directors and other individuals or entities upon whom the responsibilities of the successful administration, management, planning, and/or organization of the Corporation may rest, and whose present and potential contributions to the welfare of the Corporation or a Subsidiary of the Corporation are of importance, can acquire and maintain stock ownership, thereby strengthening their concern for the long-term welfare of the Corporation. A further purpose of the Plan is to provide such employees and individuals or entities with additional incentive and reward opportunities designed to enhance the profitable growth of the Corporation over the long term. Accordingly, the Plan provides for the grant of Incentive Stock Options and Options which do not constitute Incentive Stock Options or any combination of the foregoing.

1.2
The terms and conditions set forth in this Plan are subject to the rules, regulations and policies of the stock exchange on which the Common Shares may be listed or quoted including, if listed on the TSX-V, the provisions of Policy 4.4 of the TSX-V.

SECTION 2
DEFINITIONS

2.1
The following definitions shall be applicable during the term of the Plan unless specifically modified by any paragraph:

(a)
"Board" means the board of directors of the Corporation.

(b)
"CBCA" means the Colorado Business Corporations Act.

(c)
"Code" means the United States Internal Revenue Code of 1986, as amended. Reference in the Plan to any Section of the Code shall be deemed to include any amendments or successor provisions to such Section and any regulations under such Section.

(d)
"Common Shares" means the shares of common stock of the Corporation.

(e)
"Corporate Change" means one of the following events:

(i)
the merger, arrangement, amalgamation, share exchange or other business combination involving the Corporation in which the outstanding Common Shares are converted into or exchanged for a different class of securities of the Corporation, a class of securities of any other issuer (except a Subsidiary of the Corporation), cash or other property other than a merger, arrangement, amalgamation, share exchange or other business combination involving the Corporation which would result in the voting shares of the Corporation outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) at least sixty percent (60%) of the combined voting power of the voting shares of the Corporation or such surviving entity outstanding immediately after such merger, arrangement, amalgamation, share exchange or other business combination involving the Corporation;

(ii)
the sale, lease or exchange of all or substantially all of the assets of the Corporation to any other corporation or entity (except a Subsidiary of the Corporation);

    (iii)
    the adoption by the shareholders of the Corporation of a resolution to liquidate or dissolve the Corporation;

    (iv)
    the acquisition (other than acquisition pursuant to any other clause of this definition) by any person or group of persons, of beneficial ownership of more than fifty percent (50%) (based on voting power) of the Corporation's outstanding Common Shares; or

    (v)
    as a result of or in connection with a contested election of directors, the persons who were directors of the Corporation before such election shall cease to constitute a majority of the Board.

  (f)
  "Eligible Recipient" means any Employees, Directors and Consultants (as defined in Policy 4.4 of the TSX-V, as the same may be amended from time to time) of the Corporation or its Subsidiaries.

  (g)
  "Exchange Act" means the Securities Exchange Act of 1934, as amended.

  (h)
  "Fair Market Value" means, as of any specified date, the closing price of the Common Shares on the TSX-V (or, if the Common Shares are not listed on such exchange, such other stock exchange on which the Common Shares are then listed or quoted) on the trading day immediately preceding that date, or if no prices are reported on that date, on the last preceding date on which such prices of the Common Shares are so reported. If the Common Shares are not then listed on any stock exchange but is traded over the counter at the time determination of Fair Market Value is required to be made hereunder, the Fair Market Value shall be deemed to be equal to the average between the reported high and low sales prices of Common Shares on the last preceding date on which Common Shares were publicly traded. If the Common Shares are not publicly traded at the time a determination of its value is required to be made hereunder, the determination of Fair Market Value shall be made by the Board in such manner as it deems appropriate (in the case of Incentive Stock Options, such determination will be made in good-faith as required by Section 422(c)(1) of the Code and may be based on the advice of an independent investment banker or appraiser recognized to be expert in making such valuations).

  (i)
  "Incentive Stock Option" means an Option within the meaning of Section 422 of the Code.

  (j)
  "Option" means an option granted under Section 7 of the Plan and includes both Incentive Stock Options to purchase Common Shares and Options which do not constitute Incentive Stock Options to purchase Common Shares.

  (k)
  "Option Agreement" means a written agreement between the Corporation and an Optionee with respect to an Option.

  (l)
  "Optionee" means an Eligible Recipient who has been granted an Option.

  (m)
  "Plan" means this Stock Option Plan.

  (n)
  "Rule 16b-3" means Rule 16b-3 of the General Rules and Regulations of the Securities and Exchange Commission under the Exchange Act, as such rule is currently in effect or as hereafter modified or amended.

  (o)
  "Subsidiary" has the meaning ascribed thereto by the Securities Act (Ontario), except that solely with respect to the issuance of Incentive Stock Options, the term "Subsidiary" shall have the same meaning as the term "subsidiary corporation" as defined in Section 424(f) of the Code.

  (p)
  "TSX-V" means the TSX Venture Exchange.

SECTION 3
LIMITATIONS

3.1
If the Common Shares are listed on the TSX-V, the following limitations shall apply:

(a)
Options for the purchase of no more than 5% of the issued and outstanding Common Shares, determined at the date that an Option is granted, may be granted in the aggregate to any one individual in any twelve month period;

(b)
Options for the purchase of no more than 2% of the issued and outstanding Common Shares, determined at the date that an Option is granted, may be granted in the aggregate to any one Consultant (as defined in Policy 4.4 of the TSX-V, as the same may be amended from time to time) in any twelve month period; and

(c)
Options for the purchase of no more than 2% of the issued and outstanding Common Shares determined at the date that an Option is granted, may be granted in the aggregate to a person providing Investor Relations Activities (as defined in Policy 4.4 of the TSX-V, as the same may be amended from time to time) in any twelve month period.

3.2
If the Common Shares are listed on the TSX-V, unless disinterested shareholder approval of the Plan is obtained as required by the TSX-V:

(a)
the number of Common Shares reserved for issuance under Options granted to Insiders (as defined in Policy 4.4 of the TSX-V, as the same may be amended from time to time) shall not in the aggregate exceed 10% of the issued and outstanding Common Shares, determined at the date that an Option is granted; and

(b)
the Corporation shall not grant to Insiders (as defined in Policy 4.4 of the TSX-V, as the same may be amended from time to time), within a twelve month period, Options for the purchase of Common Shares exceeding in the aggregate 10% of the issued and outstanding Common Shares, determined at the date that an Option is granted.

SECTION 4
ADMINISTRATION

4.1
Administration of Plan by Board.    The Plan shall be administered by the Board or by a committee ("Committee") of the Board established by the Board for that purpose.

4.2
Powers.    Subject to the terms of the Plan and the rules, regulations and policies of the stock exchange on which the Common Shares may be listed or quoted, the Board or Committee shall have the power:

(a)
to determine those Eligible Recipients that should be granted an Option;

(b)
to determine when such Option should be granted;

(c)
to determine the type of Option grant (Incentive Stock Options or Options that do not constitute Incentive Stock Options);

(d)
to determine the number of Options that should be granted and the exercise price of Common Shares; and

(e)
the exercise period and vesting provisions applicable to Options granted.

In making such determinations, the Board may take into account the nature of the services rendered by these individuals, their present and potential contribution to the success of the Corporation or a Subsidiary of the Corporation, and such other factors as the Board in its discretion shall deem relevant. If the Common Shares are listed on the TSX-V, for Options to

    Employees, Consultants and Management Company Employees (as each such term is defined in Policy 4.4 of the TSX-V, as the same may be amended from time to time), the Corporation must represent that the Optionee is a bona fide Employee, Consultant or Management Company Employee, as the case may be.

4.3
Additional Powers.    The Board shall have such additional powers as are delegated to it by the other provisions of the Plan. Subject to the express provisions of the Plan, the Board is authorized in its sole discretion, to construe and interpret the Plan and the respective agreements executed thereunder, to prescribe such rules and regulations relating to the Plan as it may deem advisable to carry out the Plan, and to determine the terms, restrictions and provisions of each Option grant, including such terms, restrictions and provisions as shall be requisite in the judgment of the Board to cause designated Options to qualify as Incentive Stock Options, and to make all other determinations necessary or advisable for administering the Plan. The Board may correct any defect or supply any omission or reconcile any inconsistency in any agreement relating to an Option grant in the manner and to the extent it shall deem expedient to carry it into effect. The determination of the Board on the matters referred to in this Section 4 shall be conclusive.

4.4
Compliance with Law.    Any Option granted under the Plan shall be subject to the requirement that, if at any time counsel to the Corporation shall determine that the listing, registration or qualification of the Common Shares subject to such Option upon any stock exchange or under any law or regulation of any jurisdiction, or the consent or approval of any stock exchange or any governmental or regulatory body, is necessary as a condition of, or in connection with, the grant or exercise of such Option or the issuance or purchase of Common Shares thereunder, such Option may not be accepted or exercised in whole or in part unless such listing, registration, qualification, consent or approval shall have been effected or obtained on conditions acceptable to the Board or the Committee. Nothing herein shall be deemed to require the Corporation to apply for or to obtain such listing, registration, qualification, consent or approval.

Without limiting the generality of the foregoing, unless a registration statement relating to the Common Shares covered by an Option issued in favour of an Optionee resident in the United States of America has been filed with the United States Securities and Exchange Commission and is effective on the date of exercise, the exercise of the Option by such Optionee will be contingent upon receipt from the Optionee of a representation in writing satisfactory to the Corporation that at the time of such exercise it is the Optionee's then intention to acquire the Common Shares being purchased for investment and not for resale or other distribution thereof to the public in the United States of America.

The Corporation may in its discretion inscribe a legend on any share certificates issued pursuant to the exercise of an Option. The issuance of Common Shares upon the exercise of the Option shall be subject to all applicable laws, rules and regulations and Common Shares shall not be issued except upon the approval of proper government agencies or stock exchanges as may be required. Provided, however, the Option shall not be exercisable if at any date of exercise, it is the opinion of counsel for the Corporation that registration of the said Common Shares under the Securities Act of 1933 or other applicable statute or regulation is required and the Option shall again become exercisable only if the Corporation elects to and thereafter effects a registration of the Common Shares subject to the Option under the Securities Act of 1933 or other applicable statute or regulation within the relevant period. If the Option may not be exercised, the Corporation shall return to the Optionee, without interest or deduction, any funds received by it in connection with the proposed exercise of the Option.

4.5
Compliance With Code §162(m).    In the event the Corporation or a Subsidiary of the Corporation becomes a "publicly-held corporation" as defined in Section 162(m)(2) of the Code, the

  Corporation may establish a committee of outside directors meeting the requirements of Code §162(m) to (i) approve the grant of Options which might reasonably be anticipated to result in the payment of employee remuneration that would otherwise exceed the limit on employee remuneration deductible for income tax purposes by the Corporation pursuant to Code §162(m) and (ii) administer the Plan. In such event, the powers reserved to the Board in the Plan shall be exercised by such committee. In addition, Options under the Plan shall be granted only upon satisfaction of the conditions to such grants provided pursuant to Code §162(m) and any Treasury Regulations promulgated thereunder.

SECTION 5
SHARES SUBJECT TO THE PLAN

5.1
Limits to Number of Common Shares.    The total number of Common Shares reserved for issuance under this Plan shall not exceed 5,379,000. The Corporation shall at all times reserve a sufficient number of Common Shares to meet the requirements of the Plan. Shares shall be deemed to have been issued under the Plan only to the extent actually issued and delivered pursuant to exercise of an Option. To the extent that an Option expires unexercised or is cancelled, any Common Shares subject to such Option shall again be available for the grant of an Option. The aggregate number of Common Shares which may be issued under the Plan shall be subject to adjustment in the same manner as provided in Section 8 of the Plan with respect to Common Shares subject to Options then outstanding.

SECTION 6
INCENTIVE STOCK OPTION ELIGIBILITY

6.1
An Incentive Stock Option granted pursuant to the Plan may be granted only to an individual who, at the time of grant, is an employee (within the meaning of the Code) of the Corporation or a Subsidiary of the Corporation.

6.2
No Incentive Stock Option may be granted hereunder more than 5 years from the date the Plan is adopted by the Board without further shareholder approval as required by the Code.

SECTION 7
STOCK OPTIONS/GRANTS

7.1
Stock Option Agreement.    Each Option shall be evidenced by an Option Agreement executed by the Corporation which shall contain such terms and conditions not inconsistent with the terms of the Plan as may be approved by the Board.

7.2
Option Period.    Options shall not be granted for a term exceeding five years.

7.3
Vesting of Options.    Options granted hereunder shall vest at such times and under such conditions as determined by the Board or Committee, as applicable, provided that if the Common Shares are listed on the TSX-V, the Options shall vest no earlier than 25% on the date of grant, 25% on that date which is six months from the date of grant, 25% on that date which is twelve months from the date of grant and 25% on that date which is eighteen months from the date of grant. An Option may not be exercised for fractional shares.

7.4
Special Limitations on Incentive Stock Options.    To the extent that the aggregate Fair Market Value (determined at the time the respective Incentive Stock Option is granted) of Common Shares with respect to which Incentive Stock Options are exercisable for the first time by an individual during any calendar year under the Plan and any other plan adopted by the Corporation (and any Subsidiary of the Corporation) exceeds One Hundred Thousand U.S. Dollars (U.S.$100,000) (within the meaning of Section 422 of the Code), such excess Incentive Stock

  Options shall be treated as Options which do not constitute Incentive Stock Options. The Board shall determine, in accordance with applicable provisions of the Code, Treasury Regulations and other administrative pronouncements, which of an Optionee's Incentive Stock Options will not constitute Incentive Stock Options because of such limitation and shall notify the Optionee of such determination as soon as practicable after such determination. No Incentive Stock Option shall be granted to an individual if, at the time the Option is granted, such individual owns shares to which are attached more than ten percent (10%) of the total combined voting power of all classes of shares of the Corporation or of a Subsidiary of the Corporation, within the meaning of Section 422(b)(6) of the Code, unless (i) at the time such Option is granted the Option price is at least one hundred ten percent (110%) of the Fair Market Value of the Common Shares subject to the Option and (ii) such Option by its terms is not exercisable after the expiration of five years from the date of grant.

7.5
Option Price.    The exercise price of Common Shares issued under each Option shall be determined by the Board and shall in no event be less than the Fair Market Value of Common Shares subject to the Option on the date the Option is granted, except that for Incentive Stock Options, the price shall be one hundred ten percent (110%) of the Fair Market Value in the case of any person or entity who owns shares to which are attached more than ten percent (10%) of the total combined voting power of all classes of shares of the Corporation or of a Subsidiary of the Corporation.

7.6
Options and Rights in Substitution for Stock Options Made by Other Corporations.    Options may be granted under the Plan from time to time in substitution for stock options held by employees of corporations who become, or who became prior to the effective date of the Plan, employees of the Corporation or of any Subsidiary of the Corporation as a result of a merger or consolidation of the employing corporation with the Corporation or such Subsidiary of the Corporation, or the acquisition by the Corporation or a Subsidiary of the Corporation of all or a portion of the assets of the employing corporation, or the acquisition by the Corporation or a Subsidiary of the Corporation of shares of the employing corporation with the result that such employing corporation becomes a Subsidiary of the Corporation.

SECTION 8
ADJUSTMENTS IN THE EVENT OF CERTAIN CHANGES
IN CAPITAL STRUCTURE

8.1
The aggregate number and kind of shares available under the Plan and the exercise price therefor shall be subject to adjustment by the Board in the event of a reclassification, recapitalization, stock split, stock dividend, merger, consolidation, combination or other change in the corporate structure of the Corporation occurring after the date of grant of any Options.

In the event of a Corporate Change, the Board shall either at the time Options are granted, or at any time thereafter, have the authority to take such actions as it deems advisable, including, without limitation (a) the right to accelerate in whole or in part the exercisability of Options, (b) to require the mandatory surrender of outstanding Options in exchange for cash for the bargain element the Optionee would have realized upon the occurrence of the Corporate Change, if any, or (c) provide that upon exercise of the Option, the Optionee will be entitled to purchase other securities or property. Nothing herein shall obligate the Board to take any action upon a Corporate Change.

8.2
The existence of the Plan and the Option grants made hereunder shall not affect in any way the right or power of the Board or the shareholders of the Corporation to make or authorize any adjustment, reorganization or other change in the capital structure of the Corporation or a Subsidiary of the Corporation or their business, any merger or consolidation of the Corporation or a Subsidiary of the Corporation, any issue of debt or equity securities having any priority or preference with respect to or affecting Common Shares or the rights thereof, the dissolution or liquidation of the Corporation or a Subsidiary of the Corporation, or any sale, lease, exchange or other disposition of all or any part of their assets or business or any other corporate act or proceeding.

SECTION 9
AMENDMENT OR TERMINATION OF THE PLAN

9.1
The Board may at any time, subject, if the Common Shares are listed on the TSX-V, to the approval of the TSX-V, and the rules, regulations and policies of such other stock exchange on which the Common Shares may be listed or quoted, amend, suspend or terminate this Plan, or any portion thereof, provided that no change in any Option grant previously made may be made which would impair the rights of the Optionee thereunder without the consent of the affected Optionee.

SECTION 10
OTHER

10.1
No Right to an Option.    Neither the adoption of the Plan nor any action of the Board or Committee shall be deemed to give an employee any right to be granted an Option to purchase Common Shares or to any other rights hereunder except as expressly approved by the Board or Committee.

10.2
No Employment Rights Conferred.    Nothing contained in the Plan or in any Option made hereunder shall (i) confer upon any employee any right with respect to continuation of employment with the Corporation or Subsidiary of the Corporation, or (ii) interfere in any way with the right of the Corporation or Subsidiary of the Corporation to terminate his or her employment at any time.

10.3
Other Laws; Withholding.    The Corporation shall not be obligated to issue any Common Shares pursuant to any Option made under the Plan at any time if, in the opinion of legal counsel for the Corporation, there is no exemption from the prospectus or registration requirements of applicable laws, rules or regulations available for the issuance and sale of such shares. No fractional Common Shares shall be delivered, nor shall any cash in lieu of fractional shares be paid. The Corporation shall have the right to deduct in connection with an Option any taxes required by law to be withheld and to require any payments necessary to enable it to satisfy its withholding obligations. The Board may permit the holder of an Option to elect to surrender, or authorize the Corporation to withhold Common Shares (valued at their Fair Market Value on the date of surrender or withholding of such shares) in satisfaction of the Corporation's withholding obligation, subject to such restrictions as the Board deems necessary to satisfy the requirements of Rule 16b-3.

10.4
No Restriction of Corporate Action.    Nothing contained in the Plan shall be construed to prevent the Corporation or Subsidiary of the Corporation from taking any corporate action which is deemed by the Corporation or Subsidiary of the Corporation to be appropriate or in its best interest, whether or not such action would have an adverse effect on the Plan or any Option granted under the Plan. No employee, beneficiary or other person shall have any claim against the Corporation or Subsidiary of the Corporation as a result of such action.

10.5
Restrictions on Transfer and Assignment.    An Option shall not be transferable or assignable otherwise than by will or the laws of descent and distribution and shall be exercisable during the lifetime of the Optionee only by such Optionee or the Optionee's guardian or legal representative.

10.6
Effect of Termination of Employment or Death.    Subject to the immediately following paragraph, if any Optionee who is a service provider shall cease to be a service provider for the Corporation or a Subsidiary of the Corporation for any reason (whether or not for cause), the Optionee may, but only within a period of ninety days following such cessation, but in no event after the expiry of the Optionee's Option, exercise the Optionee's Option. Notwithstanding the foregoing, if the Common Shares are listed on the TSX-V and if an Optionee engaged in Investor Relations Activities (as defined in Policy 4.4 of the TSX-V, as the same may be amended from time to time) ceases to be a service provider for the Corporation or a Subsidiary of the Corporation, the Optionee may, but only within a period of thirty days following such cessation, but in no event after the expiry of the Optionee's Option, exercise the Optionee's Option. For the purposes of the Plan, the date on which a service provider ceases to be a service provider shall be deemed to be the date notice of termination is actually given, without regard to any notice period applicable under contract or at law.

In the event of the death of an Optionee during the currency of the Optionee's Option, the Option theretofore granted to the Optionee shall be exercisable within, but only within, the period of one year following the Optionee's death, but in no event after the expiry of the Optionee's death.

10.7
Rule 16b-3.    It is intended that the Plan and any grant of an Option made to a person subject to Section 16 of the Exchange Act meet all of the requirements of Rule 16b-3. If any provisions of the Plan or any such Option would disqualify the Plan or such Option hereunder, or would otherwise not comply with Rule 16b-3, such provision or Option shall be construed or deemed amended to conform to Rule 16b 3.

10.8
Governing Law.    The Plan shall by construed in accordance with the laws of the State of Colorado without regard to principles of conflicts of laws.

ADOPTED BY THE BOARD OF DIRECTORS OF BE RESOURCES INC. AS OF DECEMBER 7, 2007 AND APPROVED BY THE SHAREHOLDERS OF BE RESOURCES INC. AS OF DECEMBER    , 2007.

EXHIBIT B

BE RESOURCES INC.

NOTICE AND AGREEMENT OF EXERCISE OF OPTION

        I hereby exercise my Option (as set forth in the Stock Option Agreement) to acquire shares of BE Resources Inc. as to                shares of BE Resources Inc. Common Stock (the "Option Shares").

        Enclosed is the payment required to exercise my Option.

        I understand that no Option Shares will be issued unless and until, in the opinion of BE Resources Inc. (the "Corporation"), any applicable registration requirements of the United States Securities Act of 1933, as amended, and any applicable listing requirements of any securities exchange on which stock of the same class is then listed, and any other requirements of law or any regulatory bodies having jurisdiction over such issuance and delivery, shall have been fully complied with. I hereby acknowledge, represent, warrant and agree, to and with the Corporation as follows:

    a.
    The Option Shares I am purchasing are being acquired for my own account for investment purposes only and no other person (except, if I am married, my spouse) will own any interest therein.

    b.
    I will not sell or dispose of my Option Shares in violation of the Securities Act of 1933, as amended, or any other applicable securities law.

    c.
    I will report all sales of Option Shares to the Corporation in writing on a form prescribed by the Corporation.

    d.
    I understand that the Corporation may be required to pay withholding tax to government taxing authorities on the exercise of my Option, and that if required, I will pay the amount of any withholding tax to the Corporation along with the exercise price of the Option.

    e.
    I agree that the Corporation may, without liability for its good faith actions, place legend restrictions upon any certificates representing my Option Shares and issue "stop transfer" instructions requiring compliance with applicable securities laws and the terms of my Stock Option Agreement, if required by applicable law.

    f.
    I may be required to execute and deliver to the Corporation certain documents that may be required under the laws of Canada, the United States, state blue sky laws, or by other securities laws, regulations or appropriate regulatory agencies.

  The number of Option Shares specified above are to be issued in the following registration:

Date
(Print Your Full Name)	Signature
(Optional—Print Full Name of Spouse if you wish joint registration.)
Address

B-1

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  Exhibit 10.20
BE RESOURCES INC. STOCK OPTION AGREEMENT
WITNESSETH
EXHIBIT A BE Resources Inc. Stock Option Plan
BE RESOURCES INC. STOCK OPTION PLAN
SECTION 1 PURPOSE AND SCOPE
SECTION 2 DEFINITIONS
SECTION 3 LIMITATIONS
SECTION 4 ADMINISTRATION
SECTION 5 SHARES SUBJECT TO THE PLAN
SECTION 6 INCENTIVE STOCK OPTION ELIGIBILITY
SECTION 7 STOCK OPTIONS/GRANTS
SECTION 8 ADJUSTMENTS IN THE EVENT OF CERTAIN CHANGES IN CAPITAL STRUCTURE
SECTION 9 AMENDMENT OR TERMINATION OF THE PLAN
SECTION 10 OTHER
EXHIBIT B BE RESOURCES INC. NOTICE AND AGREEMENT OF EXERCISE OF OPTION